UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2009

POP STARZ RECORDS, INC.

(Exact Name of Registrant as Specified in Its Charter)

(Former Name of Registrant)

Florida

(State or Other Jurisdiction of Incorporation)

333-142907	76-0835007
(Commission File Number)	(IRS Employer Identification No.)

4470 Chamblee Dunwoody Road, Suite 270 Atlanta, Georgia	30038
(Address of Principal Executive Offices)	(Zip Code)

(404) 255-8800

(Registrant’s Telephone Number, Including Area Code)

150 Angeleno Ave. Suite 1426

Burbank, CA 91502

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8      Other Events

Item 8.01	Other Events

On September 10, 2009 the Board of Directors of Pop Starz Records, Inc. passed a resolution authorization the change of the name of the corporation to World Mortgage Exchange Group, Inc. “WMEG” and enacts new business model. The required amendment has been filed with the Secretary of State of Florida.

Section 9 – Financial Statements and Exhibits

(d)  Exhibits:

1.    Exhibit 99.1 Letter from our CEO

2.    Exhibit 99.2 Press Release concerning Name Change and new business model.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 14, 2009

Pop Starz Records, Inc.

By:	/s/ Benjamin Stanley

Benjamin Stanley

Chief Executive Officer